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                      MFS(R) GLOBAL TELECOMMUNICATIONS FUND

            Supplement Dated June 1, 2000 (as Revised August 1, 2000)
                           to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated June 1, 2000. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The performance table is not included because the fund has not had a full calendar year of investment operations.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                        Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..............................................        None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
  price or redemption proceeds, whichever is less)................        None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

 Management Fees....................................     1.00%
 Distribution and Service (12b-1) Fees..............     None
 Other Expenses(1)..................................     0.22%
                                                         -----
 Total Annual Fund Operating Expenses(2)............     1.22%
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(1)    "Other  Expenses" are estimated  based on an average annual net assets of
       $750 million. To the extent average annual net assets are less than or exceed $750 million, the fund's "Other Expenses" as a percentage of net assets will be higher or lower, respectively. However, subject to reimbursement, the fund's adviser has agreed to pay the fund's "Other Expenses" to the extent such expenses exceed 0.35% of the fund's net assets.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had such fee reductions been taken into account, "Total Annual Fund Operating Expenses" would be lower.

Example of Expenses. These expenses are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o    The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                     Year 1           Year 3
                                     ------           ------

        Class I Shares                $124             $387

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3.   DESCRIPTION OF SHARE CLASSES


The "Description of Share Classes" is supplemented as follows:

If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     o   any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     o   certain   retirement  plans  offered,   administered  or  sponsored  by
         insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


    The date of this Supplement is June 1, 2000 (as revised August 1, 2000).